SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - August 13, 2001
(Date of Earliest Event Reported)

Carpenter Technology Corporation
(Exact Name of Registrant as specified in its charter)

                    Delaware                                                   1-5828                                         23-0458500
         (State of Incorporation)                           (Commission File No.)                 (IRS Employer I.D. No.)

1047 North Park Road, Wyomissing, Pennsylvania, 19610-1339
(Address of principal executive offices)

Registrant's telephone number, including area code: (610) 208-2000

Item 5. Other Events.

On August 13, 2001, Carpenter Technology Corporation issued $100 million of 10-year senior unsecured notes with a coupon of 7.625%. The notes were issued in a private placement. Proceeds from the sale of the notes were used to reduce the outstanding principal amount under the company's revolving credit facilities.

Item 7.     Financial Statements and Exhibits.

                (a) and (b) None.

                (c) Exhibit:

      Item 99. Press Release dated August 13, 2001.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 21, 2001                                                 CARPENTER TECHNOLOGY
                                                                                        CORPORATION (Registrant)

                                                                                                By:  /s/ John R. Welty
                                                                                                        John R. Welty
                                                                                                        Vice President,
                                                                                                        General Counsel and Secretary

EXHIBIT INDEX

                                                                                                                                         Sequential
Exhibit                                                          Description                                             Page Number

Item 99                                     Press release dated August 13, 2001

                                                                                           Investors:
                                                                                           Jaime Vasquez
                                                                                           (610) 208-2165
                                                                                           jvasquez@cartech.com

                                                                                           Media:
                                                                                           Katharine B. Marshall
                                                                                           (610) 208-3034
                                                                                           kmarshall@cartech.com

FOR IMMEDIATE RELEASE

CARPENTER TECHNOLOGY ISSUES
$100 MILLION MEDIUM TERM NOTES

       Wyomissing, Pa., (August 13, 2001) - Carpenter Technology Corporation (NYSE:CRS) announced today that it issued $100 million of 10-year senior unsecured notes with a coupon of 7.625%.

       Proceeds from the sale of the notes were used to reduce the outstanding principal amount under the company's revolving credit facilities.

       Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. were joint underwriters for the note issue.

       Carpenter produces and distributes specialty materials, including stainless steels, titanium alloys, superalloys and various engineered products. Information about Carpenter can be found on the Internet at www.cartech.com, with selected products sold online at www.carpenterdirect.com.